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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 11, 1998

                      BAY VIEW SECURITIZATION CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


  DELAWARE                                        333-16233                                  93-1225376
STATE OR OTHER JURISDICTION OF               (COMMISSION FILE NO.)               (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION


         C/O BAY VIEW BANK
        1840 GATEWAY DRIVE
      SAN MATEO, CALIFORNIA                                                                     94404
----------------------------------------                                ------------------------------------------------
ADDRESS OF PRINCIPAL EXECUTIVE OFFICES                                                         ZIP CODE


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (650) 573-7310

      2121 SO. EL CAMINO REAL, SAN MATEO, CALIFORNIA 94403, (415) 573-7310
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  (FORMER NAME, FORMER ADDRESS, AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


EXHIBIT 99.1     MONTHLY SERVICER'S REPORT DATED APRIL 30, 1998


                                   SIGNATURES

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS CAUSED THIS REPORT TO BE SIGNED ON BEHALF OF BAY VIEW SECURITIZATION CORPORATION BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                               BAY VIEW 1997 RA-1 AUTO TRUST
                                          BY:  BAY VIEW SECURITIZATION
                                               CORPORATION ORIGINATOR OF TRUST



DATED:  MAY 18, 1998                BY:  /S/ DAVID A. HEABERLIN
                                         ----------------------
                                         DAVID A. HEABERLIN
                                         TREASURER AND CHIEF FINANCIAL OFFICER

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